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                                                                Exhibit 10.20(j)

                 PLEDGE AND IRREVOCABLE PROXY SECURITY AGREEMENT

         THIS PLEDGE AND IRREVOCABLE PROXY SECURITY AGREEMENT is made and entered into as of the 27th day of September, 2001, by SCHUFF INTERNATIONAL, INC., a Delaware corporation (hereinafter called "Pledgor"), whose chief executive office (or residence if Pledgor is an individual without an office) is located at 420 South 19th Avenue, Phoenix, Arizona 85009, in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, and its successors and assigns, for itself and as agent for one or more Lenders (as hereinafter defined) (hereinafter called "Secured Party"), whose address is 100 West Washington, Phoenix, Arizona 85003,
Attention: John Helms #S4101-251.

1.       RECITALS

         1.1 Secured Party has agreed to make certain financial accommodations to Pledgor.

         1.2 Secured Party's agreement to make financial accommodations to Pledgor is conditioned upon Secured Party's receiving a pledge and security interest in all stock and securities issued by the corporations listed on Schedule A attached hereto (hereinafter when referred to in this capacity called the "Company"), now owned or hereafter acquired by Pledgor.

         1.3 Pledgor is the owner of shares of the stock of each Company as shown on Schedule A that Pledgor desires to pledge to Secured Party in connection with Secured Party's financial accommodations to Pledgor.

2.       PLEDGE OF STOCK

         2.1 Pledgor hereby assigns, transfers, pledges and delivers to Secured Party and grants Secured Party a security interest in all issued and outstanding stock in the Company now owned or hereafter acquired by Pledgor, including without limitation the stock described on Schedule "A" attached hereto and by this reference made a part hereof, together with all earnings thereon, all additions thereto, all proceeds thereof from sale or otherwise, all substitutions therefor, and all securities issued with respect thereto as a result of any stock dividend, stock split, warrants or other rights, reclassification, readjustment or other change in the capital structure of the Company, and the securities of any corporation or other properties received upon the conversion or exchange thereof pursuant to any merger, consolidation, reorganization, sale of assets or other agreement or received upon any liquidation of the Company or such other corporation (all hereinafter called the "Pledged Securities").

         2.2 Upon the execution of this Agreement, Pledgor shall deliver to Secured Party certificates for the Pledged Securities, together with appropriate stock transfer powers therefor duly executed by Pledgor in blank in the form of Exhibit "1" attached hereto. Immediately upon receipt, Pledgor shall deliver to Secured Party all certificates and other evidences of the Pledged Securities that come into the possession, custody or control of Pledgor, together with appropriate stock transfer powers therefor duly executed by Pledgor in blank, and any other property constituting part of the Pledged Securities, free and clear of any prior lien, claim, charge or encumbrance.
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         2.3 Secured Party may receive, hold and/or dispose of the Pledged
Securities subject and pursuant to all the terms, conditions and provisions hereof and of the Loan Agreement (defined below) until the Obligation (defined below) has been discharged in full. Secured Party is hereby authorized and empowered to take any and all action with respect to such property as authorized hereunder. In its discretion and without notice to Pledgor, Secured Party may take any one or more of the following actions, without liability except to account for property actually received by it:

                  (a) transfer to or register in its name or the name of its nominee any of the Pledged Securities, with or without indication of the security interest herein created, and whether or not so transferred or registered, receive the income, dividends and other distributions thereon and hold them or apply them to the Obligation in any order of priority;

                  (b) exercise or cause to be exercised all voting and corporate powers with respect to any of the Pledged Securities so registered or transferred, including all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to such Pledged Securities, as if the absolute owner thereof;

                  (c)      insure any of the Pledged Securities;

                  (d) exchange any of the Pledged Securities for other property upon a reorganization, recapitalization or other readjustment and, in connection therewith, deposit any of the Pledged Securities with any committee or depositary upon such terms as the Secured Party may determine;

                  (e) in its name, or in the name of Pledgor, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or in exchange for, any of the Pledged Securities and, in connection therewith, endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage in the name of Pledgor; and

                  (f) make any compromise or settlement deemed advisable with respect to any of the Pledged Securities.

Secured Party shall be under no duty to exercise, or to withhold the exercise of, any of the rights, powers, privileges and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be responsible for any failure to do so or delay in so doing.

3.       OBLIGATION SECURED

         This Agreement shall secure, in such order of priority as Secured Party may elect:

                  (a) Payment of the aggregate sum of $15,000,000.00 according to the terms of those Revolving Promissory Notes dated June 30, 1998, each made by Schuff Steel Company, a Delaware corporation (the "Prior Borrower") to which


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         Pledgor is the successor in interest, payable respectively to the order of one of the Lenders, each evidencing a revolving line of credit, all or any part of which may be advanced to Pledgor, repaid by Pledgor and readvanced to Pledgor, from time to time, subject to the terms and conditions thereof, with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter called the "RLC Notes");

                  (b) Payment of the sum of $5,000,000.00, according to the terms of that Revolving Promissory Note dated June 30, 1998, made by the Prior Borrower, payable to the order of Secured Party as the Swing Line Lender, evidencing a revolving line of credit, all or any part of which may be advanced to Pledgor, repaid by Pledgor and readvanced to Pledgor, from time to time, subject to the terms and conditions thereof, with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter called the "Swing Line Note" and with the RLC Notes, the "Note");

                  (c) Payment, performance and observance by Pledgor of each covenant, condition, provision and agreement contained in that Credit Agreement dated June 30, 1998, by and between the Prior Borrower, and the lenders listed from time to time therein (collectively, the "Lenders"), and Secured Party, as Arranger, Administrative Agent, Issuing Bank and Swing Line Lender (hereinafter called the "Credit Agreement") and of all monies expended or advanced by Secured Party pursuant to the terms thereof or to preserve any right of Secured Party thereunder;

                  (d) Payment, performance and observance by Pledgor of each covenant, condition, provision and agreement contained herein and of all monies expended or advanced by Secured Party pursuant to the terms hereof, or to preserve any right of Secured Party hereunder, or to protect or preserve the Collateral or any part thereof; and

                  (e) Payment and performance of any and all other indebtedness, obligations and liabilities of Pledgor to Secured Party of every kind and character, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, whether such indebtedness is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred.

         All of the indebtedness and obligations secured by this Agreement are hereinafter collectively called the "Obligation."

4.       REPRESENTATIONS AND WARRANTIES OF PLEDGOR

         Pledgor hereby represents and warrants that:

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         4.1 If Pledgor is a corporation, partnership or trust, it (i) is duly organized, validly existing and in good standing under the laws of the state in which it is organized; (ii) is qualified to do business and is in good standing under the laws of each state in which it is doing business; (iii) has full power and authority to own its properties and assets and to carry on its business as now conducted; and (iv) is fully authorized and permitted to execute and deliver this Agreement. The execution, delivery and performance by Pledgor of this Agreement and all other documents and instruments relating to the Obligation will not result in any breach of the terms and conditions of, nor constitute a default under, any agreement or instrument under which Pledgor is a party or is obligated. Pledgor is not in default in the performance or observance of any covenants, conditions or provisions of any such agreement or instrument.

         4.2 The address of Pledgor set forth at the beginning of this Agreement is the chief executive office of Pledgor (or Pledgor's residence if Pledgor is an individual without an office).

         4.3 The Pledged Securities are and shall be duly and validly issued and pledged in accordance with applicable law, and this Agreement shall not contravene any law, agreement or commitment binding Pledgor or the Company, and Pledgor shall defend the right, title, lien and security interest of Secured Party in and to the Pledged Securities against the claims and demands of all persons and other entities whatsoever.

         4.4 Pledgor has the right, power and authority to convey good and marketable title to the Pledged Securities; and the Pledged Securities and the proceeds thereof are and shall be free and clear of all claims, mortgages, pledges, liens, encumbrances and security interest of every nature whatsoever other than as imposed hereby or as set forth, if at all, on Schedule "A" attached hereto.

5.       IRREVOCABLE PROXY

         5.1 Pledgor irrevocably constitutes and appoints Secured Party, whether or not the Pledged Securities have been transferred into the name of Secured Party or its nominee, as Pledgor's proxy with full power, in the same manner, to the same extent and with the same effect as if Pledgor were to do the same, in the sole discretion of Secured Party:

                  (a) To call a meeting of the stockholders of the Company and to vote the Pledged Securities, to seek the consent of such stockholders, to remove the directors of the Company, or any of them, and to elect new directors of the Company, who thereafter shall manage the affairs of the Company, operate its properties and carry on its business, and otherwise take any action with respect to the business, properties and affairs of the Company that such new directors shall deem necessary or appropriate, including, but not limited to, the maintenance, repair, renewal or alteration of any or all of the properties of the Company, the leasing, subleasing, sale or other disposition of any or all of such properties, the borrowing of money on the credit of the Company (whether from Secured Party or others) that in the judgment of such new directors shall be necessary to preserve any of such properties or to discharge the obligations of the Company, and the employment of any or all agents, attorneys, counsel, or other employees


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         as deemed by such new directors to be necessary for the proper operation or conduct of the business, properties and affairs of the Company;

                  (b) To consent to any and all actions by or with respect to the Company for which consent of the stockholders of the Company is or may be necessary or appropriate; and

                  (c) Without limitation, to do all things that Pledgor can do or could do as stockholder of the Company, giving Secured Party full power of substitution and revocation;

provided, however, that (i) the foregoing irrevocable proxy shall not be exercisable by Secured Party, and Pledgor alone shall have the foregoing powers, so long as there is no Event of Default hereunder, and (ii) this irrevocable proxy shall terminate at such time as this Agreement is no longer in full force and effect. The foregoing proxy is coupled with an interest sufficient in law to support an irrevocable power and shall be irrevocable and shall survive the death or incapacity of Pledgor. Pledgor hereby revokes any proxy or proxies heretofore given to any person or persons and agrees not to give any other proxies in derogation hereof until such time as this Agreement is no longer in full force and effect.

6.       COVENANTS OF PLEDGOR

         6.1 Pledgor shall not sell, transfer, assign or otherwise dispose of any of the Pledged Securities or any interest therein without obtaining the prior written consent of Secured Party and shall keep the Pledged Securities free of all security interests or other encumbrances except the lien and security interests granted herein.

         6.2 Pledgor shall pay when due all taxes, assessments, expenses and other charges which may be levied or assessed against the Pledged Securities.

         6.3 Pledgor shall give Secured Party immediate written notice of any change in Pledgor's name as set forth above and of any change in the location of Pledgor's chief executive office (or residence if Pledgor is an individual without an office).

         6.4 Pledgor, at its cost and expense, shall protect and defend the Pledged Securities, this Agreement and all of the rights of Secured Party hereunder against all claims and demands of other parties. Pledgor shall pay all claims and charges that in the opinion of Secured Party might prejudice, imperil or otherwise affect the Pledged Securities. Pledgor shall promptly notify Secured Party of any levy, distraint or other seizure, by legal process or otherwise, of all or any part of the Pledged Securities and of any threatened or filed claims or proceedings that might in any way affect or impair the terms of this Agreement.

         6.5 If Pledgor shall fail to pay any taxes, assessments, expenses or charges, to keep all of the Pledged Securities free from other security interests, encumbrances or claims, or to perform otherwise as required herein, Secured Party may advance the monies necessary to pay the same or to so perform.

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         6.6 All rights, powers and remedies granted Secured Party herein, or otherwise available to Secured Party, are for the sole benefit and protection of Secured Party, and Secured Party may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if, under the terms hereof, Secured Party is given two or more alternative courses of action, Secured Party may elect any alternative or combination of alternatives at its option and in its sole and absolute discretion. All monies advanced by Secured Party under the terms hereof, all amounts paid, suffered or incurred by Secured Party under the terms hereof and all amounts paid, suffered or incurred by Secured Party in exercising any authority granted herein, including reasonable attorneys' fees, shall be added to the Obligation, shall be secured hereby, shall bear interest at the highest rate payable on any of the Obligation until paid, and shall be due and payable by Pledgor to Secured Party immediately without demand.

         6.7 Secured Party shall use such reasonable care in handling, preserving and protecting the Pledged Securities in its possession as it uses in handling similar property for its own account. Secured Party, however, shall have no liability for the loss, destruction or disappearance of any Pledged Securities unless there is affirmative proof of a lack of due care; the lack of due care shall not be implied solely by virtue of any loss, destruction or disappearance. Secured Party shall not be required to take any steps necessary to preserve any rights in the Pledged Securities against prior parties or to protect, perfect, preserve or maintain any security interest given to secure the Pledged Securities.

         6.8 Immediately upon demand by Secured Party, Pledgor shall execute and deliver to Secured Party such other and additional applications, acceptances, stock powers, authorizations, irrevocable proxies, dividend and other orders, chattel paper, instruments or other evidences of payment and such other documents as Secured Party may reasonably request to secure to Secured Party the rights, powers and authorities intended to be conferred upon Secured Party by this Agreement. All assignments and endorsements by Pledgor shall be in such form and substance as may be satisfactory to Secured Party.

7.       EVENTS OF DEFAULT; REMEDIES

         7.1 "Event of Default" hereunder shall mean any "Event of Default" as defined in the Loan Agreement.

         7.2 Upon the occurrence of any Event of Default and at any time while such Event of Default is continuing, Secured Party shall have the following rights and remedies and may do one or more of the following:

             (a) Declare all or any part of the Obligation to be immediately due and payable, and the same, with all costs and charges, shall be collectible thereupon by action at law;

             (b) Transfer the Pledged Securities or any part thereof into its own name or that of its nominee so that Secured Party or its nominee may appear of record as the sole owner thereof;

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             (c) Vote any or all of the Pledged Securities and give all consents, waivers and ratifications in respect thereof and otherwise acting with respect thereto as though it were the absolute owner thereof;

             (d) Exercise any and all rights of conversion, exchange, subscription, or any other rights, privileges or options pertaining to any of the Pledged Securities including, but not limited to, the right to exchange, at its discretion, any or all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Company or upon the exercise by Pledgor or Secured Party of any right, privilege or option pertaining to any of the shares of the Pledged Securities, and in connection therewith to deposit and deliver such shares of Pledged Securities with any committee, depository, transfer agent, registrar or any other agency upon such terms as Secured Party may determine without liability except to account for the property actually received by it;

             (e) Receive and retain any dividend or other distribution on account of the Pledged Securities; and

             (f) Sell any or all of the Pledged Securities in accordance with the provisions hereof;

but Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing. Pledgor waives all rights to be advised or to receive any notices, statements or communications received by Secured Party or its nominee as the record owner of all or any of the Pledged Securities. Any cash received and retained by Secured Party as additional collateral hereunder may be applied to payment in the manner provided in Subparagraph 7.3(c) below.

         7.3 In connection with Secured Party's right to sell any or all of the Pledged Securities, upon the occurrence of any Event of Default and at any time while such Event of Default is continuing:

                  (a) (i) Secured Party shall have the right at any time and from time to time to sell, resell, assign and deliver, in its discretion, all or any part of the Pledged Securities in one or more units, at the same or different times, and all right, title and interest, claim and demand therein, and right of redemption thereof, at private sale, or at public sale to the highest bidder for cash, upon credit or for future delivery, Pledgor hereby waiving and releasing to the fullest extent permitted by law any and all equity or right of redemption. If any of the Pledged Securities are sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to purchase or pay for same, and, in the event of any such failure, Secured Party may resell such Pledged Securities. In no event shall Pledgor be credited with any part of


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                  the proceeds of the sale of any Pledged Securities until cash payment thereof has actually been received by Secured Party.

                           (ii) No demand, advertisement or notice, all of which
                  are hereby expressly waived, shall be required in connection with any sale or other disposition of all or any part of the Pledged Securities that threatens to decline speedily in value or that is of a type customarily sold on a recognized market; otherwise Secured Party shall give Pledgor at least five (5) days' prior notice of the time and place of any public sale or of the time after which any private sale or other dispositions are to be made, which Pledgor agrees is reasonable, all other demands, advertisements and notices being hereby waived. Upon any sale, whether under this Agreement or by virtue of judicial proceedings, Secured Party may bid for and purchase any or all of the Pledged Securities and, upon compliance with the terms of the sale, may hold, retain, possess and dispose of such items in its own absolute right without further accountability, and as purchaser at such sale, in paying the purchase price, may turn in any note or notes held by Secured Party in lieu of cash up to the amount that would, upon distribution of the net proceeds of such sale in accordance with Subparagraph 7.3(c) hereof, be payable to Secured Party. In case the amount so payable thereon shall be less than the amount due thereon, the note or notes turned in (in lieu of cash) shall be returned to the holder thereof after being properly stamped to show the partial payment effected by such purchase.

                  (b) Pledgor recognizes that Secured Party may be unable to effect a sale to the public of all or a part of the Pledged Securities by reason of prohibitions contained in applicable securities laws, but may be compelled to resort to one or more sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor agrees that sales so made may be at prices and other terms less favorable to the seller than if such Pledged Securities were sold to the public, and that Secured Party has no obligation to delay sale of any such Pledged Securities for the period of time necessary to permit the issuer of such Pledged Securities to register the same for sale to the public under applicable securities laws. Pledgor agrees that negotiated sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                  (c) In all sales of Pledged Securities, public or private, Secured Party shall apply the proceeds of sale as follows:

                       (i) First, to the payment of all costs and expenses
                incurred hereunder or for the sale, transfer, or delivery, including broker's and attorneys' fees;



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                       (ii) Next to the payment of the Obligation; and

                       (iii) The balance, if any, to Pledgor or to the person or
                persons entitled thereto upon proper demand.

         7.4 Secured Party shall have the right, for and in the name, place and stead of Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Securities and any instruments, documents and statements that Pledgor is obligated to furnish or execute hereunder. Pledgor shall execute and deliver such additional documents as may be necessary to enable Secured Party to implement such right.

         7.5 Pledgor shall pay all costs and expenses, including without limitation court costs and reasonable attorneys' fees, incurred by Secured Party in enforcing payment and performance of the Obligation or in exercising the rights and remedies of Secured Party hereunder. All such costs and expenses shall be secured by this Agreement and by all other lien and security documents securing the Obligation. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Secured Party.

         7.6 In addition to any remedies provided herein for an Event of Default, Secured Party shall have all the rights and remedies afforded a secured party under the Uniform Commercial Code and all other legal and equitable remedies allowed under applicable law. No failure on the part of Secured Party to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Secured Party in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Secured Party may enforce any one or more rights or remedies hereunder successively or concurrently. By accepting payment or performance of any of the Obligation after its due date, Secured Party shall not thereby waive the agreement contained herein that time is of the essence, nor shall Secured Party waive either its right to require prompt payment or performance when due of the remainder of the Obligation or its right to consider the failure to so pay or perform an Event of Default.

8.       MISCELLANEOUS PROVISIONS

         8.1 The acceptance of this Agreement by Secured Party shall not be considered a waiver of or in any way to affect or impair any other security that Secured Party may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Obligation, nor shall the taking by Secured Party at any time of any such additional security be construed as a waiver of or in any way to affect or impair the right and interest granted herein; Secured Party may resort, for the payment or performance of the Obligation, to its several securities therefor in such order and manner as it may determine.

         8.2 Without notice or demand, without the necessity for any additional endorsements, without affecting the obligations of Pledgor hereunder or the personal liability of any person for payment or performance of the Obligation, and without affecting the rights and interests granted


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herein, Secured Party, from time to time, may: (i) extend the time for payment of all or any part of the Obligation, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Obligation; (ii) take and hold other security for the payment or performance of the Obligation and enforce, exchange, substitute, subordinate, waive or release any such security;
(iii) join in any extension or subordination agreement; or (iv) release any part of the Pledged Securities from this Agreement.

         8.3 Pledgor waives and agrees not to assert: (i) any right to require Secured Party to proceed against any guarantor, to proceed against or exhaust any other security for the Obligation, to pursue any other remedy available to Secured Party, or to pursue any remedy in any particular order or manner; (ii) the benefits of any statute of limitations affecting the enforcement hereof;
(iii) the benefits of any legal or equitable doctrine or principle of marshalling; (iv) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Obligation; and (v) any benefit of, and any right to participate in, any other security now or hereafter held by Secured Party.

         8.4 The terms herein shall have the meanings in and be construed under the Uniform Commercial Code. This Agreement shall be governed by and construed according to the internal laws of the State of Arizona. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be void or invalid, the same shall not affect the remainder hereof which shall be effective as though the void or invalid provision had not been contained herein.

         8.5 No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement executed by Pledgor and a duly authorized officer of Secured Party.

         8.6 This is a continuing agreement, which shall remain in full force and effect until actual receipt by Secured Party of written notice of its revocation as to future transactions and shall remain in full force and effect thereafter until all of the Obligation incurred before the receipt of such notice, and all of the Obligation incurred thereafter under commitments extended by Secured Party before the receipt of such notice, shall have been paid and performed in full.

         8.7 No setoff or claim that Pledgor now has or may in the future have against Secured Party shall relieve Pledgor from paying or performing its obligations hereunder.

         8.8 Time is of the essence hereof. If more than one Pledgor is named herein, the word Pledgor shall mean all and any one or more of them, severally and collectively. All liability hereunder shall be joint and several. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns. The term "Secured Party" shall include not only the original Secured Party hereunder but also any future owner and holder, including pledgees, of the note or notes evidencing the Obligation. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

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

         8.9 All notices required or permitted to be given hereunder shall be in writing and may be given in person or by United States mail, by delivery service or by electronic transmission. Any notice directed to a party to this Agreement shall become effective upon the earliest of the following: (i) actual receipt by that party; (ii) delivery to the designated address of that party, addressed to that party; or (iii) if given by certified or registered United States mail, twenty-four (24) hours after deposit with the United States Postal Service, postage prepaid, addressed to that party at its designated address. The designated address of a party shall be the address of that party shown at the beginning of this Agreement or such other address as that party, from time to time, may specify by notice to the other parties.

         8.10 A carbon, photographic or other reproduced copy of this Agreement and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                  SCHUFF INTERNATIONAL, INC.,
                                  a Delaware corporation



                                          By:  /s/ Michael R. Hill
                                             -----------------------------------
                                          Name:    Michael R. Hill
                                               ---------------------------------
                                          Title:   CFO
                                                --------------------------------

                                                                         PLEDGOR


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                                  SCHEDULE "A"

       All issued and outstanding shares of stock in the following corporations, now or hereafter owned by Pledgor, which as of the date hereof consists of the following shares of stock.

       Company                                    Stock Class      Shares No.
       -------                                    -----------      ----------

Schuff Steel Company, a Delaware corporation
Bannister Steel Inc., a California corporation
Addison Steel, Inc., a Florida corporation
Quincy Joist Company, a Florida corporation
Six Industries, Inc., a Texas corporation
Aitken, Inc., a Texas corporation
On-Time Steel Management, Inc., a Delaware corporation

                                   EXHIBIT "1"

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to __________________________________________, ____________ (_____)
shares of common stock of _____________________________________, a(n)
_______________corporation (the "Corporation"), represented by certificate number __ in the name of the undersigned on the books of the Corporation.

        The undersigned does hereby irrevocably constitute and appoint any officer of the Corporation as attorney to transfer said stock on the books of the Corporation with full power of substitution in the premises.

        Dated as of _____________________.

                                         SCHUFF INTERNATIONAL, INC., a Delaware
                                         corporation



                                         By:  /s/ Michael R. Hill
                                           -------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------